Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events
Subsequent Events

16. Subsequent Events

Sale of Dequincy Assets

        The Company executed a PSA in March 2015 for the sale of its Dequincy assets, its only remaining producing properties in Louisiana, for total consideration of $44 million (subject to customary purchase price adjustments). The PSA includes the ownership interests in developed and undeveloped acreage in the Dequincy area.; the transaction does not include our acreage and interests in the Fleetwood area of Louisiana. The net proceeds from the sale will be used to pay down a portion of the outstanding borrowings under the Company revolving credit facility and for general corporate purposes. The transaction has an effective date of March 1, 2015 and closed on April 21, 2015.